UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2021

SmartStop Self Storage REIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-55617 (Commission File Number)	46-1722812 (IRS Employer Identification No.)

10 Terrace Road, Ladera Ranch, California 92694

(Address of principal executive offices, including zip code)

(877) 327-3485

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As discussed in Item 5.07, below, on June 16, 2021, SmartStop Self Storage REIT, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”), at which the holders of a majority of shares of the Company’s common stock entitled to vote at the Annual Meeting voted in favor of a proposal to approve an amendment to the Company’s charter (the “Charter Amendment”). The foregoing proposal and a description of the Charter Amendment was included in the Company’s Definitive Proxy Statement (the “Proxy Statement”), as filed with the Securities and Exchange Commission on April 15, 2021, which is incorporated into this Item 5.03 disclosure by reference.

Proposal No. 2 of the Proxy Statement proposed an amendment to the Company’s charter to: (1) modify the existing provision of the Company’s charter that allows for conversion of its shares of common stock that are not listed into shares of common stock that are listed, such that the conversion will not occur until the six-month anniversary of such a listing, or such earlier date as approved by the board of directors (the “Temporary Lock-Up Provision”), and (2) broaden the independence requirements utilized to determine whether a director qualifies as an “Independent Director” by incorporating the independence requirements of the NYSE (presently the only standards incorporated in our charter), NASDAQ or another national securities exchange on which shares of our stock are listed.

As stated in the Proxy Statement, following stockholder approval of Proposal No. 2, the Company would solicit the consent of its operating partnership (the “OP Consent”) and upon receipt of the OP Consent, the Charter Amendment would become effective once it was filed with, and accepted by, the State Department of Assessments and Taxation of the State of Maryland (“SDAT”). The OP Consent was obtained on June 22, 2021, and the Charter Amendment was filed with the SDAT and became effective on June 22, 2021.

A copy of the Charter Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07.Submission of Matters to a Vote of Security Holders.

On June 16, 2021, SmartStop Self Storage REIT, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below are the final voting results from the Annual Meeting.

Proposal 1 – Election of Directors

The following five individuals were elected to the Board to serve as directors until the next annual meeting of stockholders and until their successors have been duly elected and qualified:

Director	Votes For	Votes Withheld
H. Michael Schwartz	45,271,937	2,697,001
Paula Mathews	45,394,998	2,573,940
Timothy S. Morris	45,304,050	2,664,887
David J. Mueller	45,217,085	2,751,853
Harold “Skip” Perry	45,129,707	2,839,230

Proposal 2 – Charter Amendment

The approval of an amendment to the Company’s charter:

Votes For	Votes Against	Votes Abstained
42,491,447	1,389,755	4,087,736

Proposal 3 – Ratification of the Appointment of BDO USA, LLP

The appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021 was ratified by the stockholders by the following vote:

Votes For	Votes Against	Votes Abstained
44,920,616	540,522	2,507,799

*The vote numbers in the tables above are rounded to the nearest share.

Item 9.01.Financial Statements and Exhibits.

(d)  Exhibits.

3.1 Charter Amendment

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTSTOP SELF STORAGE REIT, Inc.
Date: June 22, 2021	By:	/s/ James R. Barry
James R. Barry
Chief Financial Officer and Treasurer